Exhibit 10.1.10

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE			PAGE OF PAGES
			1	3

2. AMENDMENT/MODIFICATION NO.
P00002

3. EFFECTIVE DATE
09/01/2013

4. REQUISITION/PURCHASE REQ. NO.

5. PROJECT NO. (If applicable)

6. ISSUED BY		CODE	HM0210
[**REDACTED**]

7. ADMINISTERED BY (If other than Item 6)		CODE	[**REDACTED**]
[**REDACTED**]

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
DIGITALGLOBE, INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493

CODE	1CGQ7	FACILITY CODE

☒		9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

☒		10A. MODIFICATION OF CONTRACT/ORDER NO.
HM021013CN002

10B. DATED (SEE ITEM 13)
07/30/2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers			☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

Not Applicable

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE

☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) FAR 45.102 & DoD PGI 245.103-71

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 31-1420852

DUNS Number: 789638418

The purpose of this modification is to (1) document the transfer of government furnished equipment (GFE) FROM GeoEye Imagery Collection Systems, Inc. (GeoEye) EnhancedView Contract HM0210-10-C-0003 (reference Modification P00031) and FROM GeoEye EnhancedView Other Transaction For Prototype Project Agreement (Agreement) HM0210-10-9-0001 (reference Modification P00006) TO DigitalGlobe, Inc. Contract HM0210-13-C-N002; (2) Add GeoEye-1 and IKONOS Satellite tokens for new collections (revising the EnhancedView Imagery Acquisition Statement of Work (Contract Attachment 1)); and (3) Update the Key Personnel list in Special Contract Requirement H.4.

Continued   . . .

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

15B. CONTRACTOR/OFFEROR

(Signature of person authorized to sign)

15C. DATE SIGNED

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[**REDACTED**]

16B. UNITED STATES OF AMERICA

(Signature of Contracting Officer)

16C. DATE SIGNED
10/29/2013

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021013CN002/P00002	2	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

The transfer of GFE accountability is being accomplished in accordance with FAR 45.102 and DoD PGI 245.103-71, wherein in consideration for the transfer of accountability for the items identified DigitalGlobe shall provide NGA access to the GeoEye-1 and IKONOS satellites for new collections through the use of sixty-four (64) tokens per month.

1. Under Section H, Special Contract Requirements:

a. Under H.4, NGA: Key Personnel (SEP 2003) (Modified), the table of key personnel is revised as indicated on change page 39. Change page 39 is attached hereto.

b. New Special Contract Requirement H.33, GeoEye-1 and GeoEye-2 Satellite Government Furnished Equipment And NGA Sponsorship is hereby added. Change pages 19 and 20 (Contract Table of Contents) and change page 49 (H.33) are attached hereto.

2. Under Section J- List of Attachments:

a. Under Attachment 1, EnhancedView Imagery Acquisition Statement of work (SOW) dated April 23, 2013 is revised to change the date to October 10, 2013. Change page 64 is attached hereto.

b. Under Attachment 3, Government Furnished Property List, the following items are hereby transferred FROM Agreement HM0210-10-9-0001 and FROM Contract HM0210-10-C-0003, TO Contract HM0210-13-C-N002 and are added to Attachment 3: [**REDACTED**].

3. Under Attachment 1, EnhancedView Imagery Acquisition Statement of work (SOW), the following changes are made:

a. On the Title Page, the date is changed to 10 October 2013. Change page Title Page is attached hereto.

b. Under Appendix B, Baseline Imagery Period Service Level Agreement Schedule, Table 16 Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021013CN002/P00002	3	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Baseline SLA Schedule, Delivery, and Pricing, GeoEye-1 and IKONOS Tasking Tokens are added as indicated in the Tables 16-3, 16-4 and 16-5 and Table 16 Notes. Change pages 44 through 47 are attached hereto.

4. The Contractor shall take such actions as required to document the above transfer of accountability in accordance with Special Contract Requirement H.l3, NGA: 5X45.102-9000 Government Furnished Accountable Property (MAY 2003).

Payment: [**REDACTED**]

Period of Performance: 09/01/2013 to 08/31/2014

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00002

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)	31
G.2	(U) NGA: 5X52.232-9000, SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(MAR 2013)	32
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)	32
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD)	32
G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)	33
G.6	(U) ACCOUNTING AND APPROPRIATION DATA	33
(U) SECTION H - Special Contract Requirements		35
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)	35
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)	36
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004)	37
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED)	38
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003)	39
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)	39
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04)	39
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)	40
H.9	(U) NON-PUBLICITY	40
H.10	(U) NGA: INSURANCE (SEP 2003)	41
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)	41
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)	41
H.13	(U) NGA: 5X45.102-9000 GOVERNMENT FURNISHED ACCOUNTABLE PROPERTY (MAY 2003)	41
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)	43
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)	43
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS & CLOSURE OF NGA (OCT 2008) (MODIFIED)	43
H.17	(U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION	44
H.18	(U) ORGANIZATIONAL CONFLICT OF INTEREST	44
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING	44
H.20	(U) WARRANTY	45
H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL	45
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS	45
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT	46
H.24	(U) EXERCISE OF OPTIONS	46
H.25	[**REDACTED**]	47
H.26	[**REDACTED**]	47
H.27	[**REDACTED**]	47
H.28	[**REDACTED**]	47
H.29	[**REDACTED**]	47
H.30	[**REDACTED**]	47
H.31	[**REDACTED**]	47
[**REDACTED**]
H.33	(U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP	49
(U) SECTION I - Contract Clauses		50
I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)	50
I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)	50
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009) -
	ALTERNATE I (OCT 2008) [(Applicable to CLIN 0x05 and CLIN 0x06 series only)]	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS. (APR 2010)	50

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00002

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN
	COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	55
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007)	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	57
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JUN 2007)	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	58
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	58
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	58
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER’S REPRESENTATIVE. (DEC 1991)	58
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *	61
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT’S OBLIGATION. (MAY 2006)	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)	63
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)	63
(U) SECTION J - List of Documents Exhibits and Other Attachments		64

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00002

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED

Name	Title
[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]

H.5            (U) NGA: DISCLAIMER STATEMENT (SEP 2003)

(U) The technical report(s) prepared by the Contractor pursuant to this contract must include the following disclaimer: “The views, opinions, and findings contained in this report are those of the author(s) and should not be construed as an official Department of Defense position, policy, or decision, unless so designated by other official documentation.”

H.6            (U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)

(a) (U) As provided in 10 U.S.C. Section 425, no person may, except with the written permission of the both the Secretary of Defense and the Director of Central Intelligence, knowingly use the words “National Geospatial-Intelligence Agency”, “National Imagery and Mapping Agency” or “Defense Mapping Agency”, the initials “NGA”, “NIMA” or “DMA”, the seal of the National Geospatial-Intelligence Agency, National Imagery and Mapping Agency, or the Defense Mapping Agency, or any colorable imitation of such words, initials, or seal in connection with any merchandise, retail product, impersonation, solicitation, or commercial activity in a manner reasonably calculated to convey the impression that such use is approved, endorsed, or authorized by both the Secretary of Defense and the Director of Central Intelligence.

(b) (U) Whenever it appears to the U. S. Attorney General that any person is engaged or about to engage in an act or practice which constitutes or will constitute conduct prohibited by paragraph (a), the Attorney General may initiate a civil proceeding in a district court of the United States to enjoin such act or practice. Such court shall proceed as soon as practicable to hearing and determination of such action and may, at any time before final determination, enter restraining orders or prohibitions, or take such other action as is warranted, to prevent injury to the United States, or to any person or class of persons for whose protection the action is brought.

H.7            (U) ORDERING PROCEDURES (CLIN Series 0x04)

(a) (U) Any supplies and services to be furnished under CLIN Series 0x04 this contract shall be ordered by issuance of orders by the individuals designated below. All orders are subject to the terms and conditions of this contract.  In the event of conflict between the order and this contract, the contract shall control. The following individuals are designated as authorized ordering officers under this contract: All NGA Contracting Officers within the ACR Division.

(b) (U) General. Orders for supplies or services specified in CLIN Series 0x04 may be issued at any time during the effective period of this contract. The Contractor agrees to accept and perform orders issued by the Contracting Officer within the scope of this contract. It is understood and agreed that the Government has no obligation under the terms of this contract to issue any orders. Except as otherwise provided in any order, the Contractor shall furnish all materials and services necessary to accomplish the work specified in each order issued hereunder; provided, however, that this contract shall not be used for the furnishing of supplies or services which are covered by any “guaranty” or “warranty” clause(s) of the contract(s) under which the supplies were manufactured. All requirements of this contract shall be applicable to all orders issued hereunder. Each order shall be considered a separate binding contract as of its effective date. The Contractor shall segregate the costs incurred in the performance of any order issued hereunder from the costs of all other orders issued under this contract.

(c) (U) Ordering. Orders and revisions thereto shall be made in writing and be signed by any authorized Contracting Officer. Each order will:

(1) (U) Set forth detailed specifications or requirements for the supplies or services being ordered;

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00002

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

f. (U) [**REDACTED**]

g. (U) [**REDACTED**]

[**REDACTED**]

H.33                          (U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP

[**REDACTED**]

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00002

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

(U) SECTION J - List of Documents Exhibits and Other Attachments

J.1             (U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED

Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW)	October 10, 2013
2	DD Form 254, Contract Security Classification Specification, Revision 4	June 20, 2013
3	Government Furnished Property List	July 6, 2010
4	Small Business Subcontracting Plan	July 6, 2010
5	List of Data Delivered with Government Purpose Rights	July 6, 2010
6	List of Data with Limited Rights	July 6, 2010
7	Nondisclosure Agreement